Exhibit 99.1

Altus Power Announces Agreement to be Acquired by TPG

Stamford, Conn.-February 6, 2025-Altus Power, Inc. (“Altus Power” or the “Company”) (NYSE: AMPS), the largest owner of commercial-scale solar in the US, today announced it has entered into a definitive agreement to be acquired by TPG through its TPG Rise Climate Transition Infrastructure strategy for $5.00 per share of its Class A common stock in an all-cash transaction that values the Company at approximately $2.2 billion, including outstanding debt. Upon completion of the transaction, Altus Power’s Class A common stock will no longer be listed or traded on the New York Stock Exchange, and Altus Power will become a privately-held company.

The purchase price represents a 66% premium to Altus Power’s unaffected closing price on October 15, 2024, the last trading day prior to the Company’s announcement of a formal review of strategic alternatives by its Board of Directors. This transaction is the culmination of a comprehensive review of opportunities available to Altus Power, with the assistance of the Company’s financial and legal advisors.

Altus Power expects the partnership to strengthen its ability to deliver greater value to both commercial and Community Solar customers by expanding access to clean electric power. By combining TPG Rise Climate’s investment capabilities with Altus Power’s domain expertise in commercial-scale solar, Altus Power believes it will be able to scale its operations more rapidly to meet the surging demand for increased power generation.

“This transaction represents a pivotal moment for Altus Power,” said Gregg Felton, CEO of Altus Power. “We are incredibly excited to partner with TPG Rise Climate to continue to build our position as the leading commercial-scale provider of clean electric power to businesses and households from coast to coast. TPG Rise Climate’s deep expertise in the clean energy sector, investment-oriented mindset and value-driven approach to infrastructure development aligns perfectly with our vision. This partnership strengthens our ability to serve both our Community Solar and commercial clients with clean electric power at a time when demand for power is expected to grow substantially. As a private company, Altus Power will be better positioned for continued long-term growth, which we believe will allow us to scale our operations, drive innovation and enhance the value we deliver to our customers. Together with TPG Rise Climate, we believe we are poised to accelerate clean energy adoption and ensure more businesses and communities have access to the power they need for a sustainable future.”

“On behalf of the Altus Power Board of Directors, we’re pleased to have unanimously approved this transaction with TPG Rise Climate and believe this partnership is a natural fit, with strong synergies that will drive growth and innovation,” said Christine Detrick, Board Chair of Altus Power. “This transaction will unlock significant value for our stockholders, customers and employees and we are confident it is in the best interest of the Company’s long-term success.”

“We are excited to partner with Altus Power, which has established itself as a leader in commercial scale, clean power solutions with an exceptional track record of growth,” said Scott Lebovitz, a Managing Partner and Head of Infrastructure for TPG Rise Climate.

“The leadership team’s innovation, commitment to its customers and operational excellence aligns with our investment philosophy. We look forward to supporting Altus Power in its next chapter of growth, providing affordable and sustainable power to businesses and households,” added Steven Mandel, Business Unit Partner in TPG Rise Climate.

Approvals and Timing

The Board of Directors of Altus Power has unanimously approved the transaction and intends to recommend that Altus Power stockholders vote to adopt the merger agreement with respect to the transaction at a Special Meeting of Stockholders.

The transaction is conditioned upon approval of the holders of at least a majority of the outstanding shares of Class A common stock of Altus Power entitled to vote to adopt the merger agreement with respect to the transaction. Stockholders representing approximately 40% of Altus Power’s Class A common stock, including funds managed by Blackstone Credit and Insurance and a subsidiary of CBRE Group, Inc., have entered into voting and support agreements in favor of the transaction.

Completion of the transaction is expected in the second quarter of 2025, subject to the approval of Altus Power stockholders and the satisfaction of other customary closing conditions, including regulatory approvals. The transaction is not subject to a financing condition.

Altus Power expects to maintain its headquarters in Stamford, Connecticut.

Advisors

Moelis & Company LLC is acting as financial advisor to Altus Power and Latham & Watkins LLP is acting as legal counsel to Altus Power. PJT Partners is acting as financial advisor to TPG Rise Climate and Kirkland & Ellis LLP is acting as legal counsel to TPG Rise Climate.

Important Information and Where to Find It

This communication is being made in respect of the proposed transaction (the “Transaction”) involving Altus Power, Inc. (“Altus Power,” the “Company” or “us”), Avenger Parent, Inc. (“Parent”) and Avenger Merger Sub, Inc. (“Merger Sub”). The Transaction will be submitted to the Company’s stockholders for their consideration and approval at a special meeting of the Company’s stockholders. In connection with the Transaction, the Company will expects to with the Securities and Exchange Commission (the “SEC”) a proxy statement, the definitive version of which (if and when available) will be sent or provided to the Company’s stockholders and will contain important information about the Transaction and related matters. The Company may also file other relevant documents with the SEC regarding the Transaction. This communication is not a substitute for the definitive proxy statement or any other document that the Company may file with the SEC. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE TRANSACTION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors and security holders may obtain free copies of the proxy statement and other documents containing important information about the Company and the Transaction that are filed or will be filed with the SEC by the Company when they become available at the SEC’s website at www.sec.gov, the Company’s website at www.investors.altuspower.com or by contacting the Company’s Investor Relations Team at investorrelations@altuspower.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Transaction and other matters to be voted on at the special meeting of the stockholders. Information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in the proxy statement for the 2024 Annual Meeting of stockholders on Schedule 14A, which was filed with the SEC on April 11, 2024 (the “2024 Annual Meeting Proxy Statement”). To the extent holdings of the Company’s securities by such directors or executive officers (or the identity of such directors or executive officers) have changed since the information set forth in the 2024 Annual Meeting Proxy Statement, such information has been or will be reflected on the Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of the Company’s directors and executive officers in the Transaction will be included in the definitive proxy statement relating to the Transaction when it is filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws. All statements, other than statements of present or historical facts, including statements related to the Transaction, such as statements as to the expected timing of the closing of the Transaction; the ability of the parties to complete the Transaction considering the various closing conditions; the expected benefits of the Transaction; the plans, strategies and prospects, both business and financial, of Altus Power; and any assumptions underlying any of the foregoing, are forward-looking statements.

These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “intend,” “aim,” “plan,” “believe,” “could,” “seek,” “see,” “should,” “will,” “may,” “would,” “might,” “considered,” “potential,” “predict,” “projection,” “estimate,” “forecast,” “continue,” “likely,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. The absence of such terminology does not mean that a statement is not forward-looking. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. Where, in any forward-looking statement, the Company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. These and other forward-looking statements are not guarantees of future results and are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from those expressed in any forward-looking statements. These risks, uncertainties, assumptions and other important risk factors that may cause such a difference include, but are not limited to: (i) the possibility that any or all of the various conditions to the completion of the Transaction, including obtaining required stockholder and regulatory approvals, may not be satisfied or waived in a timely manner or at all; (ii) the ability of Parent to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) potential litigation relating to the Transaction that could be instituted against Parent, Merger Sub, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction may harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) the possibility that competing offers or acquisition proposals may be made in response to the announcement of the Transaction; (xvii) the effect of the announcement or pendency of the Transaction on the Company’s common stock prices and/or operating results and uncertainty as to the long-term value of Company’s common stock; (xviii) the possibility that the Transaction may not achieve some or all of any anticipated benefits with respect to the Company’s business and the Transaction may not be completed in accordance with our expected plans or at all; (xix) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xx) the risks and uncertainties that will be described in the proxy statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the proxy statement. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to, and specifically disclaims any obligation to, publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

About Altus Power

Altus Power, based in Stamford, Conn., is the largest commercial-scale provider of clean electric power serving commercial, industrial, public sector and Community Solar customers with end-to-end solutions. Altus Power originates, develops, owns and operates locally sited solar generation, energy storage and charging infrastructure across the nation. Visit www.altuspower.com to learn more.

About TPG Rise Climate

TPG Rise Climate is the dedicated climate investing platform of TPG, a leading global alternative asset management firm. With dedicated pools of capital across private equity, transition infrastructure, and the Global South, TPG Rise Climate pursues climate-related investments that benefit from the diverse skills of TPG’s investing professionals around the world, the strategic relationships and insights developed across TPG’s broad portfolio of climate companies, and a global network of executives, advisors, and corporate partners. As part of TPG’s $25 billion global impact investing platform, TPG Rise Climate invests broadly across the climate sector, with a focus on building and scaling leading climate solutions across the following thematic areas: clean electrons, clean molecules and materials, and negative emissions.

For more information, please visit www.therisefund.com/tpgriseclimate.

Media Contact:

Altus Power

Jenny Volanakis

mediarelations@altuspower.com

TPG

Ari Cohen

Media@tpg.com